EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of W2 ENERGY, INC. (the "Company") on Form 10-Q for the period ended June 30, 3008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael McLaren, Principal Executive Officer and Principal Financial Office of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 20, 2008	By:	/s/ Michael McLaren
Michael McLaren
Principal Executive Officer and Principal Financial Office